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                                                                    EXHIBIT 23.A



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-32504) and Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 33-1329) of Inland Steel Industries, Inc. of our report dated June 28, 1994 appearing on pages 1-2 of Exhibit 99.A to the 1993 Annual Report on Form 10-K of Inland Steel Industries, Inc., filed with this Form 10K/A.



                                       /s/ Price Waterhouse
                                           PRICE WATERHOUSE



Chicago, Illinois
June 28, 1994

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